                    ========================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 13, 2000

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2000-2
    ------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         CALIFORNIA                   333-64903               95-4438859
------------------------------        ---------          ------------------
(State or other jurisdiction         (Commission          (I.R.S.  employer
of incorporation)                    file number)        identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                    90071
-----------------------------------------------                -----------
(Address of principal executive offices)                       (ZIP Code)

                                 (213) 210-5000
          -------------------------------------------------------------
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)

                    ========================================

Item 5.  OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Morgan Stanley Dean Witter, as an underwriter, in connection with the issuance by Aames Mortgage Trust 2000-2 of Mortgage Pass-Through Certificates, Series 2000-2. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Greenwich Capital Markets, Inc. and Lehman Brothers Inc., other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as Exhibit 99.3 and 99.4.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         99.1     Computational Materials.

         99.2 Legend of Greenwich Capital Markets, Inc. for Computational Materials

         99.3     Legend of Lehman Brothers Inc. for Computational Materials

SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AAMES CAPITAL CORPORATION


                                             By:      /s/ Jon Van Deuren
                                                      ------------------
                                                      Jon Van Deuren
                                                      Senior Vice President


Dated:  December 13, 2000

                                  EXHIBIT INDEX

  Exhibit
  -------


  99.1               Computational Materials.

  99.2               Legend of Greenwich Capital Markets, Inc. for Computational
                     Materials

  99.3               Legend of Lehman Brothers Inc. For Computational Materials